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                                                                 EXHIBIT 10.115

                             INTERCREDITOR AGREEMENT

         THIS INTERCREDITOR AGREEMENT (this "Agreement"), made as of the 5th day of April, 2004, by and between THE CIT GROUP/BUSINESS CREDIT, INC., A New York corporation ("CITBC"), individually and in its capacity as agent (in such capacity, the "Agent") for the Senior Lienholders under the Senior Lienholders Loan Agreement, as hereinafter further defined; and HILCO CAPITAL LP, a Delaware limited partnership (herein referred to as the "Subordinated Lienholder", as hereinafter further defined);

                                   WITNESSETH:

         WHEREAS, Aircraft Interior Design, Inc., a Florida corporation, Brice Manufacturing Company, Inc., a California corporation, TIMCO Aviation Services, Inc., a Delaware corporation, TIMCO Engine Center, Inc., a Delaware corporation, TIMCO Engineered Systems, Inc., a Delaware corporation, and Triad International Maintenance Corporation, a Delaware corporation (collectively, the "Borrowers" and, individually, a "Borrower"); and Aviation Sales Distribution Services Company, Aviation Sales Leasing Company, Aviation Sales Property Management Corp., AVS/M-1, Inc., AVS/M-2, Inc., AVS/M-3, Inc. and Whitehall Corporation, each a Delaware corporation, AVS/CAI, Inc., a Florida corporation, AVSRE, L.P., a Delaware limited partnership, Hydroscience, Inc., a Texas corporation, and TMAS/ASI, Inc., an Arkansas corporation, (collectively, the "Guarantors" and, individually, a "Guarantor" and, together with the Borrowers, collectively, the "Credit Parties" and, individually, a "Credit Party"); CITBC and other lenders and financial institutions (the "Senior Lienholders", as hereinafter further defined); and the Agent have each entered into a certain Financing Agreement, dated of even date herewith (such Financing Agreement, as amended, modified, supplemented or restated from time to time, being herein called collectively the "Senior Lienholders Loan Agreement" as hereinafter further defined), pursuant to which the Senior Lienholders have agreed to make or extend to the Borrowers a $35.0 million revolving credit loan and a $7.0 million term loan (the "Senior Lienholders Term Loan") evidenced by the Borrowers' promissory notes, also dated of even date herewith, in the aggregate original principal amount of up to $35.0 million (the "Senior Lrenholders Revolving Notes") in the aggregate original principal amount of $7.0 million (the "Senior Lienholders Term Notes"), upon the term and subject to the conditions set forth therein (the Senior Lienholders Loan Agreement, the Senior Lienholders Revolving Notes, the Senior Lienholders Term Notes, and all related documentation as in effect from time to time, being herein referred to as the "Senior Lienholders Documents");

         WHEREAS, the Credit Parties have each entered into a certain Financing Agreement with the Subordinated Lienholder, dated of even date herewith (such Financing Agreement, as amended, modified, restated or supplemented from time to time, being herein called the "Subordinated Lienholder Loan Agreement"), pursuant to which the Subordinated Lienholder has agreed to make an $8.0 million term loan to the Borrowers (the "Subordinated Lienholder Term Loan") evidenced by the Borrowers' promissory note, also dated of even date herewith, in the original principal amount of $8.0 million (the "Subordinated Lienholder Term Note"), upon the terms and subject to the conditions set forth therein (the Subordinated Lienholder Loan Agreement, the Subordinated Lienholder Term Note, and all related documentation as in effect from time to time, being herein referred to as the "Subordinated Lienholder Documents");

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         WHEREAS, to induce the Subordinated Lienholder and the Senior
Lienholders to enter into the Subordinated Lienholder Documents and the Senior Lienholders Documents, respectively, and to make the loans and extend the credit contemplated thereby, the Guarantors have executed guaranties as part of the Subordinated Lienholder Documents and the Senior Lienholders Documents thereby guaranteeing all of the indebtedness and other obligations owing by the Borrowers to the Subordinated Lienholder and the Agent and the Senior Lienholders, respectively, thereunder;

         WHEREAS, pursuant to the Subordinated Lienholder Documents and the Senior Lienholders Documents, the Credit Parties have granted Liens in substantially all of their property to the Subordinated Lienholder and the Agent for the benefit of the Senior Lienholders, respectively; and

         WHEREAS, the Subordinated Lienholder and the Agent wish to enter into this Agreement for the purpose of establishing the priorities of their respective Liens (as hereinafter defined) in the property of the Credit Parties, and for the purpose of setting forth certain other agreements between them with respect to their respective agreements with the Credit Parties;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Certain Definitions. All capitalized terms used in this Agreement without definition shall have the meanings ascribed to such terms in the Senior Lienholders Loan Agreement. In addition to the terms defined elsewhere in this Agreement, the following terms shall have the following meanings for the purposes of this Agreement:

         "Adjusted Borrowing Base" shall mean, at any time of determination thereof, an amount equal to the "Borrowing Base" (as such time is defined in the Senior Lienholder Loan Agreement as in effect on the date of this Agreement) at such time, adjusted as follows: the Inventory Loan Cap shall be in amount equal to (i) $15.0 million, plus (ii) any increase in the foregoing amount that may be agreed to by the Agent with the Borrowers at any time that no Senior Lienholders Event of Default or Subordinated Lienholder Event of Default shall exist, but in no event, without the written consent of the Subordinated Lienholder, shall such amount exceed $20.0 million.

         "Claim" shall mean a written demand on Ex-Im Bank by the Agent for payment under the Ex-Im Guarantee in accordance with the terms thereof.

         "Credit Parties" shall mean the Borrowers and the Guarantors and "Credit Party" shall mean any of them.

         "Collateral" shall mean all of the assets, properties and interests in property of the Credit Parties, whether now owned or hereafter acquired or arising, wherever located.

         "Collateral Shortfall Overadvances" shall mean any Overadvances that result from any of the following: (i) a decline in the value of any of the Collateral that is included in the calculation of the Borrowing Base, including, without limitation, the disqualification of any Collateral from

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inclusion in the Borrowing Base for failure to comply with any of the eligibility criteria set forth in the Senior Lienholders Loan Agreement as in effect on the date of this Agreement for reasons arising subsequent to such Collateral's inclusion originally in the Borrowing Base, (ii) any act or omission of a Credit Party in violation of any of the Senior Lienholders Documents, (iii) any other similar circumstances not caused by the Agent or the Senior Lienholders, (iv) without duplication of any Protective Advances, the charging to the Borrowers' Revolving Loan Account (as such term is defined in the Senior Lienholders Loan Agreement) when due of interest, fees, costs, expenses, indemnities and other charges with respect to any of the Senior Lienholders Obligations (except with respect to the Senior Lienholders Excluded Obligations), or (v) the imposition by the Agent at any time or from time to time of any Availability Reserve other than the Minimum Availability Reserve which the Agent may elect to establish in its sole and exclusive discretion under the Senior Lienholders Loan Agreement.

         "Default" shall mean an event or condition the occurrence of which would, with the giving of notice or the passage of time or both, become an Event of Default.

         "Deposit Account Collateral" shall mean that portion of the Collateral consisting of "deposit accounts" (as such term is defined in the UCC) and the proceeds thereof.

         "Documents" shall mean the Subordinated Lienholder Documents and the Senior Lienholders Documents or any or all of them as the context may require.

         "Enforcement Action" shall have the meaning ascribed to such term in
Section 6.1 of this Agreement.

         "Exercise Notice" shall have the meaning ascribed to such term in
Section 9.1 of this Agreement.

         "Event of Default" shall mean a Subordinated Lienholder Event of Default or a Senior Lienholders Event of Default or either or both of them as the context may require.

         "Foreign Borrowing Base Collateral" shall mean that portion of the Collateral consisting of the assets of the Borrowers comprising the Foreign Borrowing Base.

         "Insolvency Proceeding" shall mean any insolvency or bankruptcy case or proceeding or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith.

         "Insurance and Condemnation Proceeds" shall mean proceeds or payments payable to the Credit Parties with respect to any loss, casualty or damage to, or condemnation of, the Collateral or any part thereof.

         "Landlord Agreement" shall mean the Landlord's Agreement executed by each landlord of a facility or warehouse leased to a Credit Party constituting one of the Documents pursuant to which such landlord grants certain assurances to each Lienholder with respect to its respective Lien in such Credit Party's leasehold estate in such facility or warehouse and the Collateral located thereon.

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         "Landlord Availability Reserves" shall mean any Availability Reserves established by the Agent pursuant to clauses (b)(i) or (ii) of the definition thereof as set forth in the Senior Lienholders Loan Agreement.

         "Lienholders" shall mean the Subordinated Lienholder, on the one hand, and the Agent for the benefit of the Senior Lienholders, on the other hand, and "Lienholder" shall mean either of them.

         "Liens" shall mean the liens and security interests granted by the Credit Parties or any of them to each Lienholder under the Documents and a "Lien" shall refer to the liens and security interests granted by the Credit Parties or any of them to one of the Lienholders.

         "Obligations" shall mean the Senior Lienholders Obligations and the Subordinated Lienholder Obligations or any or all of them as the context may require.

         "Option Period" shall have the meaning ascribed to such term in Section
9.1 of this Agreement.

         "Option Triggering Event" shall have the meaning ascribed to such term in Section 9.1 of this Agreement.

         "Overadvance" shall mean an "Overadvance" as such term is defined in the Senior Lienholders Loan Agreement as in effect on the date of this Agreement.

         "Person" shall mean an individual, partnership, corporation, joint stock company, land trust, business or unincorporated organization, or a government or agency or political subdivision thereof.

         "Possessory Collateral" shall mean any Collateral in which the Agent's Lien is perfected by the Agent's taking of possession of such Collateral pursuant to the provisions of the UCC and other applicable law.

         "Protective Advances" shall mean any advances, costs, expenses, liabilities or other obligations made or incurred by the Agent or the Senior Lienholders after the occurrence and during the continuance of a Senior Lienholders Event of Default to manage, operate, evaluate, insure, appraise, preserve, protect, handle, store, transport, sell or otherwise dispose of any of the Collateral in an aggregate amount outstanding at any time not to exceed $1.0 million.

         "Purchasing Party" shall have the meaning ascribed to such term in
Section 9.2 of this Agreement.

         "Remedies Block" shall have the meaning ascribed to such term in
Section 6.1 of this Agreement.

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         "Revolving Line of Credit" shall mean the $35.0 million revolving line of credit and letter of credit facility extended by the Senior Lienholders to the Borrowers under the Senior Lienholders Loan Agreement.

         "Revolving Line of Credit Cap Amount" shall mean the sum of (i) $35.0 million, plus (ii) any increase in the foregoing amount that may be agreed to by the Agent and the Senior Lienholders with the Borrowers at any time that no Senior Lienholders Event of Default or Subordinated Lienholder Event of Default shall exist, but in no event, without the written consent of the Subordinated Lienholder, shall such amount exceed $45.0 million.

         "Selling Party" shall have the meaning ascribed to such term in Section
9.2 of this Agreement.

         "Senior Lienholders" shall mean CITBC and the other lenders and financial institutions that are parties to the Senior Lienholders Loan Agreement from time to time, and any other lender or lenders refinancing or refunding all or any portion of the Senior Lienholders Obligations.

         "Senior Lienholders Early Termination Fee" shall mean the "Early Termination Fee" as defined in the Senior Lienholders Loan Agreement.

         "Senior Lienholders Event of Default" shall mean an "Event of Default" as defined in the Senior Lienholders Loan Agreement as in effect on the date of this Agreement.

         "Senior Lienholders Excluded Obligations" shall mean, at any time of the determination thereof, the amount by which the aggregate amount of the Senior Lienholders Obligations at such time are in excess of the aggregate of the following:

                  (i) the lesser of (a) the Revolving Line of Credit Cap Amount at such time or (b) the Adjusted Borrowing Base at such time; plus

                  (ii) $7.0 million as reduced from time to time by principal payments and prepayments received by the Senior Lienholders on the Senior Lienholders Term Loan; plus

                  (iii) the amount of all Collateral Shortfall Overadvances outstanding on such date; plus

                  (iv) up to $3.5 million of all other Overadvances made by the Senior Lienholders which are outstanding on such date; plus

                  (v) the amount of the Protective Advances outstanding on such date.

         For the purposes of calculating the amount of the Senior Lienholders Excluded Obligations, (a) Collateral Shortfall Overadvances and Protective Advances shall be deemed repaid only after all other Overadvances which are not Senior Lienholders Excluded Obligations

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have been paid in full and (b) Collateral Shortfall Overadvances shall be deemed repaid only after all Protective Advances have been paid in full.

         "Senior Lienholders Loan Agreement" shall mean the Financing Agreement, dated of even date herewith, among the Credit Parties, the Agent and the Senior Lienholders that are parties thereto, as in effect on the date hereof, and as the same may be amended, restated, supplemented or otherwise modified from time to time, and including any agreement with the same or other lenders extending the maturity of, or restructuring, refinancing or replacing all or any portion of the indebtedness and obligations owing to the Agent and the Senior Lienholders thereunder.

         "Senior Lienholders Obligations" shall mean all indebtedness, liabilities and obligations of any and every kind now or hereafter owing by the Credit Parties to the Agent and the Senior Lienholders under the Senior Lienholders Documents, even if the amount of such indebtedness, liabilities and obligations is in excess of the Senior Secured Debt Cap.

         "Senior Secured Debt Cap" shall have the meaning ascribed to such term in the Subordinated Lienholder Loan Agreement.

         "Subordinated Lienholder" shall mean Hilco Capital LP, a Delaware limited partnership, and its successors and assigns, and any subsequent holder or holders of any of the Subordinated Lienholder Obligations.

         "Subordinated Lienholder Event of Default" shall mean an "Event of Default" as defined in the Subordinated Lienholder Loan Agreement as in effect on the date of this Agreement.

         "Subordinated Lienholder Material Event of Default" shall mean a Subordinated Lienholder Event of Default arising under any of the following provisions of the Subordinated Lienholder Loan Agreement as in effect on the date of this Agreement: (i) Section 10.1(c), (ii) that part of Section 10.1(e) arising from the failure of the Borrower to comply with the financial covenants set forth in Sections 7.10(b) or (c) of the Subordinated Lienholder Loan Agreement, or (iii) Section 10.1(f).

         "Subordinated Lienholder Obligations" shall mean all indebtedness, liabilities and obligations of any and every kind now or hereafter owing by the Credit Parties to the Subordinated Lienholder under the Subordinated Lienholder Documents.

         "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of North Carolina.

         2. Lien Subordination.

                  2.1 Collateral. The Lienholders agree that at all times, whether before, after or during the pendency of any bankruptcy, reorganization or other insolvency proceeding, and notwithstanding the priorities which would ordinarily result from the order of execution or granting of any Lien in the Collateral or the order of filing of any financing statements or recording of any deeds of trust, mortgages or any other security documents now or hereafter

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constituting part of the Subordinated Lienholder Documents or the Senior
Lienholders Documents with respect to the Collateral, or any provision of the UCC or any other applicable law to the contrary, the Liens of the Agent in the Collateral arising pursuant to the Senior Lienholders Documents as security for all of the Senior Lienholders Obligations, except for the Senior Lienholders Excluded Obligations, shall be at all times first priority Liens in the Collateral, superior to the Liens of the Subordinated Lienholder in the Collateral arising pursuant to the Subordinated Lienholder Documents, and the Liens of the Subordinated Lienholder in the Collateral shall be junior and subordinate to the Liens of the Agent therein as security for all of the Senior Lienholders Obligations, except for the Senior Lienholders Excluded Obligations. All proceeds of the Collateral shall be applied to the Obligations in accordance with the provisions of Section 5 hereof.

                  2.2 No Waiver of Subordination Provisions.

                  (a) No right of the Agent to enforce the provisions of this Agreement shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Credit Parties or by any act or failure to act by the Agent or the Senior Lienholders, or by any non-compliance by the Credit Parties with the terms, provisions and covenants of any of the Subordinated Lienholder Documents, regardless of any knowledge thereof the Agent or any Senior Lienholder may have or be otherwise charged with.

                  (b) Without in any way limiting the generality of subsection
(a) of this Section 2.2, but subject to the provisions of subsection (c) of this
Section 2.2, the Agent and the Senior Lienholders may, at any time and from time to time, without the consent of or notice to the Subordinated Lienholder, without incurring responsibility to the Subordinated Lienholder and without impairing or releasing the lien subordination provided hereunder, do any one or more of the following:

                  (i) Amend, modify, waive or consent to any term or provision set forth in any of the Senior Lienholders Documents;

                  (ii) Change the manner, place or terms of payment or extend the time of payment of, or refund or refinance, or renew or alter, any of the Senior Lienholders Obligations;

                  (iii) Sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing all or any portion of the Senior Lienholders Obligations;

                  (iv) Release any Person liable in any manner for the payment or collection of any of the Senior Lienholders Obligations;

                  (v) Exercise or refrain from exercising any rights against the Credit Parties or any other Person; and

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                  (vi) Take any other action which might otherwise constitute a defense available to, or a discharge of, the Subordinated Lienholder in respect of its lien subordination as provided pursuant to the terms of this Agreement.

                  (c) Notwithstanding the foregoing provisions of this Section 2.2, the Agent and the Senior Lienholders shall not, without the prior written consent of the Subordinated Lienholder, to be granted in each instance in the Subordinated Lienholder's sole and exclusive discretion:

                  (i) amend the definitions of any of the following terms, nor any component of the definition of any of the following terms, from those set forth in the Senior Lienholders Loan Agreement as in effect on the date of this Agreement, if the effect of such amendment is to create additional Availability or increase the amount of the Borrowing
         Base: (a) Availability, (b) Borrowing Base or Inventory Loan Cap (except in each case to the extent contemplated in the definition of Adjusted Borrowing Base as defined in this Agreement), (c) Eligible Accounts, (d) Eligible Inventory, (e) Mandatory Prepayment, (f) Line of Credit or Revolving Line of Credit (except in connection with an increase to the Revolving Line of Credit Cap Amount as defined in this Agreement), (g) Overadvance, (h) Minimum Availability Reserve, or (i) the additional Availability Reserve as described in that certain letter agreement as to post-closing items, dated April 8, 2004, among the Agent and the Companies; or

                  (ii) except as otherwise required or permitted by the terms of clauses (b)(x), (y) and (z) of the definition of Availability Reserve in the Senior Lienholders Loan Agreement as in effect on the date of this Agreement, reduce or release any Landlord Availability Reserve which the Agent may elect to establish from time to time, it being understood that nothing herein contained shall in any way obligate the Agent to establish any Landlord Availability Reserve, or, once established, reduce or release such Landlord Availability Reserve or any part thereof for the reasons set forth in such clauses (b)(x), (y) and (z).

                  (d) The provisions of this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time payment of any Senior Lienholders Obligations is rescinded or must otherwise be returned by the Agent or the Senior Lienholders upon the insolvency, bankruptcy or reorganization of a Credit Party, or otherwise, all as though such payment had not been made.

         3. Appointment of the Agent as Collateral Agent. The Subordinated Lienholder hereby appoints and designates the Agent, and the Agent agrees to act, as the Subordinated Lienholder's collateral agent within the meaning of the term "secured party" under Section 9-102(75) of the UCC for the sole and limited purpose of perfecting the Liens granted to the Subordinated Lienholder in any Deposit Account Collateral to the extent that the Agent is a party to, and the Subordinated Lienholder is not a party to, a control agreement contemplated by
Section 9-105(a)(2) of the UCC perfecting the Liens of the Agent in such Deposit Account Collateral, and in any Possessory Collateral. In connection with the Agent's acting as such collateral agent for the Subordinated Lienholder hereunder, the parties further agree as follows:

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                  3.1 No Liability of the Agent. All Liens held by the Agent in the Possessory Collateral and the Deposit Account Collateral in its capacity as collateral agent for the Subordinated Lienholder shall be subject to, and any proceeds of the Possessory Collateral and the Deposit Account Collateral shall be distributed to the Lienholders in accordance with, the provisions of this Agreement. In its capacity as collateral agent, the Agent shall have no duties or responsibilities of any kind or nature and it shall not be liable to the Subordinated Lienholder for any action taken or omitted to be taken under or in connection with this Agreement or any of the Documents.

                  3.2 No Warranties or Representations. Except as otherwise specifically set forth in this Agreement, the Agent does not make to the Subordinated Lienholder any express or implied warranty, representation or guarantee with respect to the Obligations, the Collateral, the Documents or any Credit Party. The Agent shall not be responsible to the Subordinated Lienholder for (i) the execution, validity, genuineness, effectiveness or enforceability of, any of the Documents; (ii) the validity, genuineness, enforceability, collectibility, value, sufficiency or existence of any Collateral, or the perfection or priority of any Lien therein; or (iii) the assets, liabilities, financial condition, results of operations, business, creditworthiness or legal status of any Credit Party.

                  3.3 Indemnity. The Subordinated Lienholder agrees to indemnify and defend the Agent (to the extent not reimbursed by the Credit Parties, but without limiting the indemnification obligations of the Credit Parties under the Documents), and to hold the Agent harmless from and against, any and all claims, demands, liabilities, obligations, losses, damages, penalties, actions, judgments, suits, proceedings, costs, expenses or disbursements of any kind or nature whatsoever (including reasonable attorneys' fees and expenses) which may be imposed on, incurred by or asserted or initiated against the Agent in any way arising out of its acting as collateral agent for the Subordinated Lienholder with respect to any of the Possessory Collateral and the Deposit Account Collateral (and not arising out of the Agent's acting in any other capacity), provided that the Subordinated Lienholder shall not be liable to the Agent for any of the foregoing to the extent that they result solely from the willful misconduct or gross negligence of the Agent.

                  3.4 Exclusive Instructions of Subordinated Lienholder. After all of the Senior Lienholders Obligations have been paid and satisfied in full and the Agent and the Senior Lienholders shall have no further obligation for the incurring of additional Senior Lienholders Obligations, the Agent shall send to each bank that is a party to the control agreement among the Agent, the Subordinated Lienholder and such bank, a notice as permitted by such control agreement that the bank is authorized to honor instructions originated by the Subordinated Lienholder directing disposition of the funds in such deposit account.

         4. Notices of Default. The Agent shall give the Subordinated Lienholder notice of default, termination, demand, acceleration, exercise of remedies and any other notice which is of a like nature or required to be given under the Senior Lienholders Documents or by law, and the Subordinated Lienholder shall give the Agent notice of any default, termination, demand, acceleration, exercise of remedies and any other notice which is of a like nature or required to be given under the Subordinated Lienholder Documents or by law, in each case concurrently with the giving of such notice to the Borrowers or any of the other Credit Parties; provided, however,

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that no failure of either party to give such notice shall (a) affect the validity of such notice as to the Credit Parties or affect the relative priorities of the Liens established in Section 2 hereof or (b) create the basis for any liability of one Lienholder to the other Lienholder or the Agent to the Subordinated Lienholder.

         5. Application of Proceeds of Collateral. All proceeds of the Collateral received by or for the account of the Lienholders (whether by sale, casualty, condemnation or other disposition of the Collateral), shall be distributed to the Lienholders and applied as follows:

                  First, to the Agent for application to all of the Senior Lienholders Obligations, except for the Senior Lienholders Excluded Obligations, even if the total amount of the Senior Lienholders Obligations exceeds the amount of the Senior Secured Debt Cap;

                  Second, after all of the Senior Lienholders Obligations other than the Senior Lienholders Excluded Obligations have been paid and satisfied in full and the Agent and the Senior Lienholders shall have no further obligation for the incurring of additional Senior Lienholders Obligations, to the Subordinated Lienholder for application to the Subordinated Lienholder Obligations; and

                  Third, after all of the Subordinated Lienholder Obligations have been paid and satisfied in full and Subordinated Lienholder shall have no further obligation for the incurring of additional Subordinated Lienholder Obligations, to the Agent for application to the Senior Lienholders Excluded Obligations.

         6. Enforcement of Liens and Remedies Block; No Debt Subordination.

                  6.1 Enforcement of Liens and Remedies Block. The Subordinated Lienholder agrees that, unless and until all of the Senior Lienholders Obligations have been paid and satisfied in full and the Agent and the Senior Lienholders have no further obligation for the incurring of additional Senior Lienholders Obligations, without the prior written consent of the Agent, the Subordinated Lienholder will not take any action with respect to the Collateral, whether by judicial or non-judicial foreclosure, notification to account debtors or other obligors on the Collateral, taking or obtaining possession of any of the Collateral, or otherwise realizing upon the whole or any part of the Collateral (the foregoing, a "Remedies Block"), until such time as (a) a Subordinated Lender Material Event of Default shall occur, (b) the Subordinated Lender shall give the Credit Parties and the Agent written notice of the occurrence of such Subordinated Lender Material Event of Default, and (c) within one hundred eighty (180) days after the date of the Agent's receipt of such written notice, neither the Credit Parties nor the Agent or the Senior Lienholders on behalf of the Credit Parties cures such Subordinated Lender Material Event of Default, unless, within such one hundred eighty (180) day period, the Agent commences and diligently pursues a liquidation or foreclosure of the Collateral (such liquidation or foreclosure, an "Enforcement Action"), in which event the Remedies Block shall continue in full force and effect until the liquidation or foreclosure is concluded, or all of the Senior Lienholders Obligations have been paid and satisfied in full and the Agent and the Senior Lienholders have no further obligation for the incurring of additional Senior Lienholders Obligations, whichever shall occur first. The Agent and the Senior Lienholders shall have the right, but not any

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obligation, to cure any Subordinated Lienholder Event of Default under the
Subordinated Lienholder Loan Documents at any time.

                  6.2 No Debt Subordination. Nothing contained in this Agreement shall constitute a subordination of the Subordinated Lienholder Obligations to the prior payment in full of the Senior Lienholders Obligations. Notwithstanding the existence of a Remedies Block, unless an Enforcement Action is pending, this Agreement shall not prohibit a Credit Party from making any regularly scheduled or other ordinary course voluntary payments on the Subordinated Lienholder Obligations in accordance with the Subordinated Lienholder Documents, other than from the proceeds of Collateral, as permitted by Section 8.3 hereof.

         7. Exercise of Remedies. In the event of commencement of foreclosure under the Senior Lienholders Documents, the following provisions shall apply:

                  7.1 Collateral. The Agent shall have the exclusive right to sell, transfer or otherwise dispose of the Collateral or exercise any other right or remedy with respect thereto as provided in the Senior Lienholders Documents or by applicable law in the manner deemed appropriate by the Agent without regard to the Subordinated Lienholder's Liens therein, and the Subordinated Lienholder will not hinder the Agent's actions in enforcing its remedies with respect to the Collateral.

                  7.2 No Liability of the Agent or the Senior Lienholders. The Agent and the Senior Lienholders shall have no liability to the Subordinated Lienholder for, and the Subordinated Lienholder waives any claim which it may have at any time against the Agent and the Senior Lienholders, arising out of or related to any actions which the Agent or the Senior Lienholders take or omit to take with respect to the Collateral or the Senior Lienholders Obligations secured thereby, except for such actions taken or omitted to be taken by the Agent or the Senior Lienholders through willful misconduct or gross negligence. Without limiting the generality of the foregoing, the Agent and the Senior Lienholders may, without regard to the existence of any rights the Subordinated Lienholder may now or hereafter have in and to any of the Collateral (other than the rights of the Subordinated Lienholder to notices under this Agreement or as may be required by applicable law): (a) compromise, settle, adjust and in general deal in any manner with the Collateral, including, without limitation, the account debtors and other obligors indebted thereon, as the Agent may deem appropriate, upon such terms and conditions (including the length of time incidental thereto) as the Agent may deem appropriate, (b) engage third parties to assist the Agent and the Senior Lienholders in the effectuation of the liquidation, collection or foreclosure of the Collateral, and (c) incur such out-of-pocket costs and expenses incidental thereto as the Agent and/or the Senior Lienholders may deem appropriate, including, without limitation, fees and disbursements of counsel to the Agent and the Senior Lienholders and any other third party professionals engaged by any of them. The Subordinated Lienholder irrevocably waives any right it may have, whether at law or in equity, to assert any claim or bring any action, suit or proceeding against the Agent or the Senior Lienholders or to raise any affirmative defense, claim or counterclaim in any action brought against it by the Agent or the Senior Lienholders, the effect of which is to contest the commercial reasonableness of the decisions or actions of the Agent or the Senior Lienholders (whether made or taken alone or through any of its agents or representatives) with respect to the Collateral.

                  7.3 Preservation of Liens. Nothing contained in this Agreement shall be deemed to prohibit the Subordinated Lienholder from intervening or participating in any judicial proceeding to the extent necessary to establish or preserve its Liens in the Collateral, so long as such intervention or participation does not interfere with the foregoing rights of the Agent and the Senior Lienholders, or from bidding or being the buyer of any Collateral at any private or public foreclosure sale conducted by the Agent under the Senior Lienholders Documents.

         8. Receipt of Monies.

                  8.1 By the Subordinated Lienholder. The Subordinated Lienholder agrees that should it receive contrary to the provisions of this Agreement any monies from the sale, liquidation, casualty or other disposition of or as a result of its Lien in the Collateral, it will (unless otherwise restricted by law) hold the same for the Senior Lienholders and promptly pay over the same to the Agent for application to the Senior Lienholders Obligations in accordance with the provisions of Section 5 of this Agreement.

                  8.2 By the Agent. The Agent agrees that should it receive contrary to the provisions of this Agreement any monies from the sale, liquidation, casualty or other disposition of or as a result of its Lien in the Collateral, it will (unless otherwise restricted by law) hold the same for the Subordinated Lienholder and promptly pay over the same to the Subordinated Lienholder for application to the Subordinated Lienholder Obligations in accordance with the provisions of Section 5 of this Agreement.

                  8.3 Voluntary Payments. It is understood and agreed that Sections 8.1 and 8.2 hereof relate only to proceeds of Collateral, and shall not apply to amounts received by the Subordinated Lienholder or the Agent on behalf of the Senior Lienholders as regularly scheduled or other ordinary course voluntary payments by or on behalf of the Credit Parties under the Documents.

         9. Options to Purchase Obligations.

                  9.1 If there shall occur a Senior Lienholders Event of Default and, in consequence thereof, the Agent shall accelerate and declare immediately due and owing the Senior Lienholder Obligations and commence an Enforcement Action (the foregoing, the "Option Triggering Event"), then:

                  (a) the Subordinated Lienholder shall have the option, exercisable by a written notice (an "Exercise Notice") given by the Subordinate Lienholder to the Agent no later than thirty (30) days after the occurrence of the Option Triggering Event (such thirty (30) day period, the "Option Period"), to purchase all (but not less than all) of the Senior Lenders Obligations which are owing by the Credit Parties to the Agent and the Senior Lienholders and the Senior Lienholders Documents; and

                  (b) CITBC, acting either for itself and/or its assigns or as the Agent on behalf of one or more of the Senior Lienholders, shall have the option, exercisable by a Exercise Notice given by CITBC to the Subordinated Lienholder no later than thirty (30) days after the receipt by CITBC of the Exercise Notice given by the Subordinate Lienholder, to purchase all

(but not less than all) of the Subordinated Lienholder Obligations which are owing by the Credit Parties to the Subordinated Lienholder and the Subordinated Lienholders Documents.

                  (c) Except as otherwise specifically set forth in Section 9.3 hereof, once given, an Exercise Notice shall be irrevocable. The option granted hereby to the Subordinated Lienholder shall lapse and be of no further force and effect unless exercised by the Subordinated Lienholder before the expiration of the Option Period.

                  9.2 On a closing date (the "Closing Date") specified in the Exercise Notice (which shall be, in the case of an Exercise Notice given by the Subordinated Lienholder, no earlier than thirty (30) days nor more than forty five (45) days after the giving by the Subordinated Lienholder of the Exercise Notice, and, in the case of an Exercise Notice given by CITBC, no earlier than five (5) Business Days nor more than thirty (30) days after the giving by CITBC of the Exercise Notice), except as otherwise set forth in Section 9.3 below, the Subordinated Lienholder or the Agent and the Senior Lienholders, as the case may be, shall sell (a "Selling Party"), and the Subordinated Lienholder or CITBC and/or its assigns or one or more of the Senior Lienholders (a "Purchasing Party") shall purchase, for a purchase price and otherwise on terms and conditions as set forth in this Section 9, all (but not less than all) of the Obligations owing to the Selling Party and the Documents with respect thereto.

                  9.3 If the Subordinated Lienholder gives an Exercise Notice, then CITBC, no later than five (5) days before the Closing Date set forth in the Subordinated Lienholder's Exercise Notice, may do any one of the following:

                  (a) CITBC may give an Exercise Notice to the Subordinated Lienholder, in which case the Exercise Notice previously given by the Subordinated Lienholder to CITBC shall be of no further force and effect, and the Subordinated Lienholder shall be required to sell to CITBC and/or its assigns or one or more of the Senior Lienholders, and CITBC and/or its assigns or one or more of the Senior Lienholders shall be required to purchase from the Subordinated Lienholder, on the Closing Date set forth in CITBC's Exercise Notice, the Subordinated Lienholder Obligations and the Subordinated Lienholder Documents with respect thereto in accordance with the provisions of this Section 9; or

                  (b) CITBC may, by written notice given to the Subordinated Lienholder, refuse on behalf of itself and the Senior Lienholders to sell, in which event the Subordinated Lienholder shall have the right, exercisable by written notice given to CITBC no later than five (5) days after CITBC's giving of such refusal notice to the Subordinated Lienholder, to proceed to purchase the Senior Lienholder Obligations owing to the Agent and the Senior Lienholders and the Senior Lienholders Documents, for the purchase price set forth in
Section 9.4 below, which shall include any applicable Senior Lienholders Early Termination Fee. If the Subordinated Lienholder does not give CITBC such a timely notice to proceed, then automatically and without any further action on the part of CITBC or the Subordinated Lender, the Subordinated Lienholder's earlier Exercise Notice shall be deemed withdrawn and rescinded; or

                  (c) Take neither of the actions set forth in Sections 9.3(a) or (b), in which event the Exercise Notice given by the Subordinated Lienholder shall remain in effect and on the

Closing Date set forth therein the Agent and the Senior Lienholders shall sell to the Subordinated Lienholder all of the Senior Lienholders Obligations owing to the Agent and the Senior Lienholders and the Senior Lienholders Documents for the purchase price set forth in Section 9.4 below, which shall not include any applicable Senior Lienholders Early Termination Fee.

                  9.4 On the Closing Date, the Purchasing Party shall (i) pay to the Selling Party as the purchase price the full amount of all the Obligations owing to the Selling Party which are then outstanding and unpaid (including principal, reimbursement obligations, interest, early termination fees or prepayment premiums, fees, and expenses, including reasonable attorneys' fees and legal expenses, but, in the case where the Subordinated Lienholder is the Purchasing Party, including or excluding any applicable Senior Lienholders Early Termination Fee as set forth in Section 9.3 hereof), (ii) furnish cash collateral to the Selling Party in such amounts as the Selling Party determines is reasonably necessary to secure the Selling Party in connection with any issued and outstanding letter of credit accommodations provided by the Selling Party to or for the account of the Credit Parties (but not in any event in an amount greater than 105% of the aggregate undrawn face amount of such letters of credit), and (iii) agree to reimburse the Selling Party for any loss, cost, damage, or expense (including reasonable attorneys' fees and legal expenses) in connection with any commissions, fees, costs, or expenses related to any issued and outstanding letters of credit as described above and any checks or other payments provisionally credited to the Obligations owing to the Selling Party, and/or as to which the Selling Party has not yet received final payment. Such purchase price and cash collateral shall be remitted by wire transfer in federal funds to such bank account of the Selling Party, as the Selling Party may designate in writing to the Purchasing Party for such purpose. Interest shall be calculated to, but excluding, the Business Day on which such purchase and sale shall occur if the amounts so paid by the Purchasing Party to the bank account designated by the Selling Party are received in such bank account prior to 1:00 p.m., Eastern time, and interest shall be calculated to, and including, such Business Day if the amounts so paid by the Purchasing Party to the account designated by the Selling Party are received in such bank account later than 1:00 p.m., Eastern time. On the Closing Date, the Selling Party shall also execute and deliver such assignments, documents or other instruments that are necessary or reasonably requested by the Purchasing Party to evidence or confirm the sale, assignment and transfer to the Purchasing Party of the Obligations owing to the Selling Party and the Documents relating thereto.

                  9.5 Such purchase shall be expressly made without representation or warranty of any kind by the Selling Party as to the Obligations owing to the Selling Party, the Documents with respect thereto, or otherwise, and without recourse to the Selling Party, except for representations and warranties as to the following: (i) the amount of the Obligations being purchased (including, without limitation, as to the principal of and accrued and unpaid interest on such Obligations, fees and expenses thereof), (ii) that the Selling Party transfers the Obligations owing to the Selling Party and the Documents with respect thereto free and clear of any Liens, and (iii) the Selling Party has the full right and power to assign the Obligations owing to the Selling Party, such assignment has been duly authorized, and no approval of any governmental authority, other regulatory body, or other Person is required in connection with such assignment.

                  9.6 CITBC and the Subordinated Lender hereby represents and warrants to each other that, as of the date hereof, no approval of any governmental authority, other regulatory body, or other person is required for any such sale made by it pursuant to the provisions of this Section 9 or Section 10 below.

         10. Hilco's Option to Purchase the Foreign Revolving Loans.

                  10.1 Not less than thirty (30) days before submitting a Claim under the Ex-Im Bank Guarantee, the Agent shall send the Subordinated Lienholder written notice of its intention to submit the same, and the Subordinated Lienholder shall have the option, exercisable by a written notice (a "Foreign Revolving Loans Exercise Notice") given to the Agent no later than fourteen (14) days after the Subordinated Lienholder's receipt of such notice (such fourteen
(14) day period, the "Foreign Revolving Loans Option Period"), to purchase all (but not less than all) of the Foreign Revolving Loans which are owing by the Credit Parties to the Agent and the Senior Lienholders, and that portion of the Senior Lienholders Documents relating to the Foreign Revolving Loans. Once given by the Subordinated Lienholder, the Foreign Revolving Loans Exercise Notice shall be irrevocable. The option granted hereby to the Subordinated Lienholder shall lapse and be of no further force and effect unless exercised by the Subordinated Lienholder before the expiration of the Foreign Revolving Loans Option Period.

                  10.2 On a closing date (the " Foreign Revolving Loans Closing Date") specified in the Foreign Revolving Loans Exercise Notice (which shall be no later than the last day of the Foreign Revolving Loans Option Period, or, if such day is not a Business Day, then the preceding Business Day), the Agent and the Senior Lienholders shall sell, and the Subordinated Lienholder shall purchase, for a purchase price and otherwise on terms and conditions as set forth in this Section 10, all (but not less than all) of the Foreign Revolving Loans which are owing by the Credit Parties to the Agent and the Senior Lienholders, and that portion of the Senior Lienholders Documents relating to the Foreign Revolving Loans.

                  10.3 On the Foreign Revolving Loans Closing Date, the Subordinated Lienholder shall pay to the Agent as the purchase price the full amount of the principal of, and the interest on, all the Foreign Revolving Loans owing to the Agent and the Senior Lienholders which are then outstanding, and all reasonable out-of-pocket costs and expenses, including reasonable attorneys' fees, incurred by the Agent in connection with the collection of the Foreign Revolving Loans, or in prosecuting any suit, litigation, arbitration or proceeding against a Credit Party with respect to the enforcement of the Foreign Revolving Loans, or in the protection of the Foreign Borrowing Base Collateral. Such purchase price shall be remitted by wire transfer in federal funds to such bank account of the Agent as the Agent may designate in writing to the Subordinated Lienholder for such purpose. Interest shall be calculated to, but excluding, the Business Day on which such purchase and sale shall occur if the amounts so paid by the Subordinated Lienholder to the bank account designated by the Agent are received in such bank account prior to 1:00 p.m., Eastern time, and interest shall be calculated to, and including, such Business Day if the amounts so paid by the Subordinated Lienholder to the account designated by the Agent are received in such bank account later than 1:00 p.m., Eastern time. In consideration of such purchase, the Agent shall subordinate its Liens in the Foreign Borrowing Base Collateral to the Liens of the Subordinated Lienholder therein as security for the purchased Foreign Revolving Loans. On the Foreign Revolving Loans Closing Date, the Agent shall also execute and deliver such assignments, documents or other instruments that are necessary or reasonably requested by the Subordinated Lienholder to (a) evidence or confirm the sale, assignment and transfer to the Subordinated Lienholder of the Foreign Revolving Loans owing to the Agent and the Senior Lienholders, and that portion of the Senior Lienholders Documents relating to the Foreign Revolving Loans, and (b) subordinate the Agent's Liens in the Foreign Borrowing Base Collateral to the Liens of the Subordinated Lienholder therein as security for the purchased Foreign Revolving Loans.

                  10.4 Such purchase shall be expressly made without representation or warranty of any kind by the Agent or the Senior Lienholders as to the Foreign Revolving Loans owing to the Agent or the Senior Lienholders, that portion of the Senior Lienholders Documents relating thereto, or otherwise, and without recourse to the Agent and the Senior Lienholders, except for representations and warranties as to the following: (i) the amount of the Foreign Revolving Loans being purchased (including, without limitation, as to the principal of and accrued and unpaid interest on such Foreign Revolving Loans), (ii) that the Agent and the Senior Lienholders transfer the Foreign Revolving Loans and that portion of the Senior Lienholders Documents relating thereto free and clear of any Liens, and (iii) the Agent and the Senior Lienholders have the full right and power to assign the Foreign Revolving Loans, such assignment has been duly authorized, and no approval of any governmental authority, other regulatory body, or other Person is required in connection with such assignment.

                  10.5 Upon the closing of the sale of the Foreign Revolving Loans to the Subordinated Lienholder pursuant to the terms of this Section 10, the Agent shall be terminate the Ex-Im Bank Guarantee insofar as it includes the Foreign Revolving Loans and thereafter make no Claim thereunder. If, for any reason, the Subordinated Lienholder does not elect to purchase or, having timely elected to purchase does not close the purchase of, the Foreign Revolving Loans pursuant to this Section 10 by the expiration of the Foreign Revolving Loans Option Period, then the Agent may at any time thereafter submit a Claim under the Ex-Im Bank Guarantee and pursue all of its rights and remedies thereunder.

                  10.6 Upon the closing of the sale of the Foreign Revolving Loans to the Subordinated Lienholder pursuant to the terms of this Section 10,
(a) the Agent shall subordinate its Liens in the Foreign Borrowing Base Collateral to the Liens of the Subordinated Lienholder therein as security for the purchased Foreign Revolving Loans, (b) the Subordinated Lienholder shall have the right to enforce and otherwise take action to collect its Liens in the Foreign Borrowing Base Collateral, and no Remedies Block then in existence shall apply to the Foreign Borrowing Base Collateral, and (c) all proceeds of the Foreign Borrowing Base Collateral thereafter received by the Agent or the Subordinated Lienholder shall be distributed to the Lienholders and applied as follows:

                  First, to the Subordinated Lienholder for application to the Foreign Receivables Loans, and all interest, fees, indemnities and expenses related thereto or incurred by the Subordinated Lienholder in connection with the collection or enforcement thereof;

                  Second, to the remaining balance of the Senior Lienholders Obligations, except for the Senior Lienholders Excluded Obligations, even if the total amount of the remaining balance of the Senior Lienholders Obligations exceeds the amount of the Senior Secured Debt Cap;

                  Third, after the remaining balance of the Senior Lienholders Obligations other than the Senior Lienholders Excluded Obligations have been paid and satisfied in full and the Agent and the Senior Lienholders shall have no further obligation for the incurring of additional Senior Lienholders Obligations, to the Subordinated Lienholder for application to the Subordinated Lienholder Obligations; and

                  Fourth, after all of the Subordinated Lienholder Obligations have been paid and satisfied in full and Subordinated Lienholder shall have no further obligation for the incurring of additional Subordinated Lienholder Obligations, to the Agent for application to the Senior Lienholders Excluded Obligations.

         11. Notices. All notices, requests and demands to or upon a Lienholder, to be effective, shall be in writing and shall be sent by certified or registered mail, return receipt requested, by overnight air courier or by facsimile, and shall be deemed to have been received by the other Lienholder when sent during customary business hours by facsimile, transmission confirmed (or, if sent after 5:00 o'clock p.m., eastern time, on the following Business
Day), when delivered against a receipt, if sent by overnight air courier, and three (3) Business Days after mailing, if sent by certified or registered mail. Notices shall be addressed as follows:

                  If to Subordinated
                  Lienholder:            Hilco Capital LP
                                         One Northbrook Place
                                         5 Revere Drive
                                         Suite 510
                                         Northbrook, Illinois 60062
                                         Attention: Alex Franky, Vice President
                                         Facsimile No.: 847-559-9330

                  With a copy to:        Riemer & Braunstein LLP
                                         3 Center Plaza
                                         Boston, Massachusetts 022108
                                         Attention: Donald E. Rothman, Esquire
                                         Facsimile No.: 617-880-3456

                  If to the Agent:       The CIT Group/Business Credit, Inc.
                                         Two Wachovia Center
                                         23rd Floor
                                         Charlotte, North Carolina 28202
                                         Attention: TIMCO Account Manager
                                         Facsimile No.: 704-339-3053

                  With a copy to:        Carruthers & Roth, P.A.
                                         235 North Edgeworth Street
                                         Greensboro, North Carolina 27401
                                         Attention: Kenneth M. Greene, Esquire
                                         Facsimile No.: 336-273-7885

or to such other address as either Lienholder may designate for itself by notice given in accordance with this Section 11.

         12. Relationship of Parties. This Agreement is entered into solely for the purposes set forth above, and neither Lienholder assumes any responsibility to the other Lienholder to advise the other Lienholder of information known to such Lienholder regarding the financial condition of the Credit Parties, or regarding the Collateral, or of any other circumstances bearing upon the risk of nonpayment of the Obligations of the Credit Parties under the Senior Lienholders Documents and the Subordinated Lienholder Documents, respectively. Each Lienholder shall be responsible for managing its relationship with the Credit Parties, and, except as otherwise specifically set forth herein, neither Lienholder shall be deemed the agent of the other for any purpose.

         13. Waiver of Marshalling. Each Lienholder hereby waives any right to require the other Lienholder to marshall any security or collateral or otherwise to compel the other Lienholder to seek recourse against or satisfaction of the indebtedness and obligations owed to it from one source before seeking recourse or satisfaction from another source.

         14. Provisions Concerning Insurance, Condemnation and Landlord's Agreements. Notwithstanding any contrary provision of any of the Documents, the Lienholders agree as follows with respect to any Insurance or Condemnation Proceeds and the Landlord's Agreements:

                  14.1 Insurance Generally. Each Lienholder agrees that the other Lienholder shall be entitled to obtain loss payee endorsements and additional insured status with respect to all policies of insurance now or hereafter obtained by the Credit Parties insuring casualty or other loss to any property of the Credit Parties in which either Lienholder may have a Lien. The Agent shall have the sole and exclusive right, as against the Subordinated Lienholder, to file claims, make adjustments and settlements of insurance claims and take any and all other actions in regard thereto in the event of any covered loss, theft or destruction of any Collateral. The rights and priorities of the Lienholders to any Insurance or Condemnation Proceeds shall be as provided in this Agreement.

                  14.2 Insurance or Condemnation Proceeds. Any Insurance or Condemnation Proceeds with respect to the Collateral shall be deemed part of the Collateral, and the rights and priorities of the Lienholders to any Insurance or Condemnation Proceeds with respect to the Collateral shall be the same as with respect to the Collateral. All Insurance or Condemnation Proceeds shall be paid to the Agent and the Subordinated Lienholder shall cooperate (if necessary) in a reasonable manner in effecting the payment of Insurance or Condemnation Proceeds to the Agent. In the event the Agent, in its sole discretion or pursuant to agreement with the Credit Parties, permits the Credit Parties to utilize all or any Insurance or Condemnation

Proceeds to replace Collateral, the consent of the Agent thereto shall be deemed to include the consent of the Subordinated Lienholder. The Subordinated Lienholder agrees to execute such consents, releases, endorsements and other documents as may be reasonably necessary to accomplish the application of such Insurance or Condemnation Proceeds, all without any additional consideration or payment to the Subordinated Lienholder.

                  14.3 Landlord Agreements. All consents granted and decisions made by the Agent under each Landlord Agreement shall be conclusive and binding upon the Subordinated Lienholder. The Subordinated Lienholder agrees to execute such consents, releases, and other documents as may be reasonably necessary to accomplish or implement any decisions made by the Agent under a Landlord Agreement, all without any additional consideration or payment to the Subordinated Lienholder.

         15. Further Assurances. The Credit Parties and the Lienholders shall each execute and deliver such additional documents and take such additional actions as may be reasonably necessary to effectuate the provisions and purposes of this Agreement. Without limiting the generality of the foregoing, if a Lienholder purchases all or any part of the Obligations pursuant to Sections 10 or 11 hereof, then the other Lienholder shall take such action as may be reasonably requested by the purchasing Lienholder to aid and assist, or join with the requesting Lienholder, in the enforcement or collection of the transferred Obligations or the Liens securing the same. All out of pocket expenses of the other Lienholder incurred in connection therewith shall be additional Obligations owing by the Credit Parties to such Lienholder and secured by the Collateral. If requested by a Lienholder, the Lienholders shall execute filings to be recorded in accordance with the Uniform Commercial Code provisions in the appropriate locations reflecting the provisions of this Agreement.

         16. Parties; Successors and Assigns. No Lienholder shall transfer or assign any of the Obligations owing to such Lienholder except upon receipt of a written acknowledgment and agreement from such transferee or assignee which acknowledgment and agreement shall be reasonably acceptable in form and substance to the other Lienholder and bind such assignee and transferee and all successive assignees and transferees to the terms and conditions of this Agreement. This Agreement shall be binding upon, and shall inure to the benefit of, the Lienholders and their respective successors and assigns.

         17. No Third Party Beneficiaries. This Agreement is for the sole and exclusive benefit of the Lienholders and no other Person (including each Credit Party), and their respective successors and assigns, shall have standing to require satisfaction of the provisions hereof or be entitled to assume compliance herewith, and no other Person (including each Credit Party) shall under any circumstances be deemed to be a beneficiary of any of the terms hereof or be entitled to assume that the Lienholders will insist upon strict compliance with any of such terms, any or all of which may be freely waived or amended in whole or in part by the Lienholders at any time if they in their sole discretion deem it advisable to do so.

         18. Injunctive Relief. Each Lienholder agrees that in the event it is in breach of any of its obligations hereunder, the other Lienholder may obtain an injunction in a court of competent jurisdiction against any act or acts constituting such breach, and both Lienholders consent to be bound thereby. Such injunction shall be without prejudice to the enjoining Lienholder's rights to seek additional remedies at law or at equity.

         19. Post Bankruptcy Issues.

                  19.1 This Agreement shall continue in full force and effect during the term set forth herein, notwithstanding the commencement by or against a Credit Party of an Insolvency Proceeding during the pendency of which, so long as the Subordinated Lienholder Obligations and the Senior Lienholders Obligations have not been fully and indefeasibly paid and satisfied, all of the terms and provisions hereof shall remain and continue in full force and effect.

                  19.2 In an Insolvency Proceeding, the Subordinated Lienholder shall not contest (or support any other party contesting) any request of any Credit Party made with the consent of the Agent for use of cash collateral or for approval of any DIP financing to be provided in good faith by the Senior Lienholders to such Credit Party, on the grounds of a failure to provide "adequate protection" for the Liens of the Subordinated Lienholder so long as
(i) the Subordinated Lienholder is provided with replacement Liens on the same types and items of property included in the Collateral that existed before the commencement of the Insolvency Proceeding, (ii) the Liens granted to the Agent and the Subordinated Lienholder in the Insolvency Proceeding have the same priority, and are otherwise subject to, and have the benefit of, the same terms, limitations, and restrictions, that are set forth in this Agreement, and (iii) in the case of any DIP financing to be provided by the Agent and the Senior Lienholders in such Insolvency Proceeding, the DIP financing to be provided thereunder shall not be provided on terms and conditions not inconsistent with the financing provided pursuant to the Senior Lienholders Loan Agreement, as limited by the terms of this Agreement.

         20. Term of Agreement. This Agreement shall continue in full force and effect and shall be irrevocable by either Lienholder until the earliest to occur of the following: (i) the Lienholders in writing mutually agree to terminate this Agreement; (ii) the Senior Lienholders Obligations have been fully paid and discharged and the Agent and the Senior Lienholders shall have no further obligation for the incurring of additional Senior Lienholders Obligations, and the Agent shall have fully paid and performed its obligations under this Agreement; or (iii) the Subordinated Lienholder Obligations have been fully paid and discharged and the Subordinated Lienholder shall have no further obligation for the incurring of additional Subordinated Lienholder Obligations, and the Subordinated Lienholder shall have fully paid and performed its obligations under this Agreement.

         21. Section Titles. The section titles contained in this Agreement are without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

         22. Governing Law. This Agreement shall be interpreted, and the rights and liabilities of the parties hereto determined, in accordance with the laws and decisions of the State of North Carolina.

         23. Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all of the signatures on such counterparts appeared on one document, and each such counterpart shall be deemed to be an original.

         24. Authority. Each Lienholder represents to the other Lienholder that it has all necessary right, power and authority to enter into this Agreement and perform and observe all of its covenants and agreements herein contained and that this Agreement is valid and binding upon it and enforceable against it in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting enforcement rights generally.

         25. Miscellaneous. This Agreement constitutes the entire understanding of the Lienholders with respect to the subject matter hereof and any prior agreements, whether oral or written, with respect thereto are superseded hereby. In the event of any inconsistency between the terms of this Agreement and the terms of any of the Documents, the terms of this Agreement shall govern and control. The invalidity, illegality or unenforceability of any provision in or obligation under this Agreement shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Agreement.

         26. CONSENT TO FORUM. EACH LIENHOLDER HEREBY CONSENTS AND AGREES THAT THE SUPERIOR COURT OF MECKLENBURG COUNTY, NORTH CAROLINA, OR THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF NORTH CAROLINA, CHARLOTTE DIVISION, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE LIENHOLDERS PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT. EACH PARTY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION, AND HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS.

         27. WAIVERS OF TRIAL BY JURY. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE LIENHOLDERS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY THE LIENHOLDERS MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THIS AGREEMENT.

         IN WITNESS "WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                        SUBORDINATED LIENHOLDER:

                                        HILCO CAPITAL LP

                                        By: /S/ Alex Franky
                                            ---------------------
                                            Title: Vice President

                                        CITBC:

                                        THE CIT GROUP/BUSINESS CREDIT, INC.,
                                        individually and as agent

                                       By: /s/ Douglas G. Nickel
                                           --------------------------------
                                           Title: V P

               ACKNOWLEDGMENT AND AGREEMENT OF THE CREDIT PARTIES

         The undersigned Credit Parties each does hereby accept, and acknowledge receipt of a copy of, the foregoing Intercreditor Agreement and each consents to and agrees to be bound by all of the provisions thereof, as the same may be amended, modified, restated or supplemented from time to time in accordance with the terms thereof.

         IN WITNESS WHEREOF, each Credit Party has caused this Acknowledgement and Agreement to be duly executed on the day and year first above written.


                                 CREDIT PARTIES:

                                 AIRCRAFT INTERIOR DESIGN, INC.

                                 By: Kevin Carter
                                     --------------------------
                                 Title: Treasurer

                                 BRICE MANUFACTURING COMPANY, INC.

                                 By: Kevin Carter
                                     --------------------------
                                 Title: Treasurer

                                 TIMCO ENGINE CENTER, INC.

                                 By: Kevin Carter
                                     --------------------------
                                 Title: Treasurer

                                 TIMCO ENGINEERED SYSTEMS, INC.

                                 By: Kevin Carter
                                     --------------------------
                                 Title: Treasurer

                                 TRIAD INTERNATIONAL MAINTENANCE CORPORATION

                                 By: Kevin Carter
                                     --------------------------
                                 Title: Treasurer

                                 TIMCO AVIATION SERVICES, INC.

                                 By: Kevin Carter
                                     --------------------------
                                 Title: Treasurer

                                 AVIATION SALES LEASING COMPANY

                                 By: Kevin Carter
                                     --------------------------
                                 Title: Treasurer

                                 AVIATION SALES PROPERTY MANAGEMENT CORP.

                                 By: Kevin Carter
                                     --------------------------
                                 Title: Treasurer

                                 AVS/CAI, INC.

                                 By: Kevin Carter
                                     --------------------------
                                 Title: Treasurer

                                 AVS/M-1, INC.

                                 By: Kevin Carter
                                     --------------------------
                                 Title: Treasurer

                                 AVS/M-2, INC.

                                 By: Kevin Carter
                                     --------------------------
                                 Title: Treasurer

                                 AVS/M-3, INC.

                                 By: Kevin Carter
                                     --------------------------
                                 Title: Treasurer

                                 AVSRE, L.P.

                                 By: Aviation Sales Property Management Corp.,
                                       its general partner

                                 By: Kevin Carter
                                     --------------------------
                                 Title: Treasurer

                                 HYDROSCIENCE, INC.

                                 By: Kevin Carter
                                     --------------------------
                                 Title: Treasurer

                                 TMAS/ASI, INC.

                                 By: Kevin Carter
                                     --------------------------
                                 Title: Treasurer

                                 WHITEHALL CORPORATION

                                 By: Kevin Carter
                                     --------------------------
                                 Title: Treasurer